                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT                           September 8, 2000
(DATE OF EARLIEST EVENT REPORTED)


                          BFX HOSPITALITY GROUP, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                       COMMISSION FILE NUMBER 001-09822


        DELAWARE                                     75-1732794

(STATE OR OTHER JURISDICTION         (I.R.S. EMPLOYER IDENTIFICATION NO.)
     OF INCORPORATION)

     226 BAILEY AVENUE
          SUITE 101
     FORT WORTH, TEXAS                                  76107
(ADDRESS OF PRINCIPAL EXECUTIVE                       (ZIP CODE)
          OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 332-4761

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On September 9, 2000, the Company completed the sale of substantially all of the assets of Cabo Travis, Inc. and Cabo Shepherd, Inc., both Texas corporations, and subsidiaries of the Company ("Cabo"), to an investment group headed up by Enron Investment Partners of Houston, Texas pursuant to the terms of an Asset Purchase Agreement, dated as of September 8, 2000. The purchase price received at the closing was $3,500,000 in cash.

          The assets sold include substantially all of the assets owned by Cabo and used in connection with its business, including without limitation, all inventory, tangible personal property, intellectual property rights and contracts. The purchase price for the subject assets was determined through negotiations between the Company and the Buyer.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

        (b)  Pro forma financial information.

The following unaudited pro forma statements of operations for the nine months ended June 30, 2000 and the year ended September 30, 1999 reflect the historical accounts of the Company for those periods, adjusted to give pro forma effect to the sale as if the transaction had occurred at the beginning of each period presented.

The following unaudited pro forma balance sheet as of June 30, 2000 reflects the historical accounts of the Company as of that date adjusted to give pro forma effect to the sale as if the transaction had occurred as of June 30, 2000.

The pro forma financial data and accompanying notes should be read in conjunction with the description of the sale in this Form 8-K, the Consolidated Financial Statements and related notes included in the Company's 1999 Annual Report on Form 10-K previously filed with the Securities and Exchange Commission ("SEC"), and the Form 10-Q for the three and nine months ended June 30, 2000 previously filed with the SEC. The Company believes that the assumptions used in the following statements provide a reasonable basis on which to present the pro forma financial data. The pro forma financial data is provided for informational purposes only and should not be construed to be indicative of the Company's financial condition or results of operations had the sale been consummated on the dates assumed and are not intended to project the Company's financial condition on any future date or results of operations for any future period.

                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1999

                                                                       Pro Forma Adjustments
                                                                 ---------------------------------
                                                                                                          Pro
                                                                                                         Forma
                                                      Historical         Cabo         Adjustments         BFX
                                                  ------------------------------------------------------------------
                                                               (in thousands, except per share amounts)
Net Revenues                                            $17,212         $4,407        $         -        $12,805
                                                        -------         ------        -----------        -------

Costs and expenses:
 Cost of goods sold                                       4,185          1,211                  -          2,974
 Selling, general and administrative                     12,311          2,571                  -          9,740
 Write-down of long-lived assets                          1,854            854                  -          1,000
 Depreciation and amortization                            1,590            336                  -          1,254
                                                        -------         ------        -----------        -------

 Total costs and expenses                                19,940          4,972                  -         14,968
                                                        -------         ------        -----------        -------

Net loss before other income (expense)
 and income taxes                                        (2,728)          (565)                 -         (2,163)
                                                        -------         ------        -----------        -------

Other income (expense):
 Interest income                                            138              -                  -            138
 Interest expense                                           (92)             -                  -            (92)
                                                        -------         ------        -----------        -------
                                                             46              -                  -             46
                                                        -------         ------        -----------        -------

Loss before income taxes                                 (2,682)          (565)                 -         (2,117)
Income tax benefit                                         (897)          (184)                 -           (713)
                                                        -------         ------        -----------        -------
Net loss                                                $(1,785)        $ (381)                 -        $(1,404)
                                                        =======         ======        ===========        =======

Basic and diluted loss
 per average common share                                $(0.44)                                          $(0.35)
                                                        =======                                          =======

Weighted average basic and diluted
 common shares outstanding                                4,018                                            4,018
                                                        =======                                          =======

                       PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED JUNE 30, 2000

                                                            Pro Forma Adjustments
                                                    -------------------------------------
                                                                                               Pro
                                                                                              Forma
                                               Historical      Cabo        Adjustments         BFX
                                           ------------------------------------------------------------
                                                         (in thousands, except per share amounts)
Net Revenues                                   $   13,041   $   3,035       $         -     $  10,006
                                               ----------   ---------       -----------     ---------

Costs and expenses:
  Cost of goods sold                                3,063         808                 -         2,255
  Selling, general and administrative               8,243       1,665                 -         6,578
  Depreciation and amortization                       922         144                 -           778
                                               ----------   ---------       -----------     ---------

  Total costs and expenses                         12,228       2,617                 -         9,611
                                               ----------   ---------       -----------     ---------

Net income before other income(expense)
 And income taxes                                     813         418                 -           395
                                               ----------   ---------       -----------     ---------

Other income (expense):
  Interest income                                      83           -                 -            83
  Interest expense                                    (21)          -                 -           (21)
                                               ----------   ---------       -----------     ---------
                                                       62           -                 -            62
                                               ----------   ---------       -----------     ---------

Income before income taxes                            875         418                 -           457
Income tax expense                                    374         142                 -           232
                                               ----------   ---------       -----------     ---------
Net income                                     $      501   $     276                 -     $     225
                                               ==========   =========       ===========     =========

Basic and diluted income per
 average common share                          $     0.13                                   $    0.06
                                               ==========                                   =========

Weighted average basic and diluted
  common shares outstanding                         3,972                                       3,972
                                               ==========                                   =========

                            PRO FORMA BALANCE SHEET
                              AS OF JUNE 30, 2000

                                                       Pro Forma Adjustments
                                                  -----------------------------
                                                                                      Pro
                                                                                     Forma
                                           Historical    Cabo    Adjustments          BFX
                                     ------------------------------------------------------
                                                  (in thousands, except per share amounts)
Current assets:
 Cash and cash equivalents                  $     843  $     -      $  3,200   (1) $  4,043
 Short-term investments                         2,833        -                        2,833
 Accounts receivable                              292        -                          292
 Note receivable                                   43        -                           43
 Inventories                                      213       47                          166
 Prepaid and other current assets                 256        -                          256
                                            ---------  -------      --------       --------
  Total current assets                          4,480       47         3,200          7,633
                                            ---------  -------      --------       --------

Property, plant and equipment, at cost:
 Land, building and improvements               15,573    2,476                       13,097
 Less:  Accumulated depreciation and
 amortization                                  (5,635)    (664)                      (4,971)
                                            ---------  -------      --------       --------
  Net property, plant and equipment             9,938    1,812                        8,126
                                            ---------  -------      --------       --------

Goodwill, net of amortization of
 $2,146,000                                     2,138      177                        1,961
Deferred income taxes                           1,726        -          (400)  (2)    1,326
Other assets, net                                 134       34                          100
                                            ---------  -------      --------       --------
                                            $  18,416  $ 2,070      $  2,800       $ 19,146
                                            =========  =======      ========       ========

  Liabilities and Stockholders' Equity
-----------------------------------------
Current liabilities:
 Accounts payable                           $     589  $     -      $      -       $    589
 Accrued liabilities                              811        -             -            811
 Accrued EPA costs                              1,600        -             -          1,600
 Income taxes                                     639        -             -            639
                                            ---------  -------      --------       --------
  Total current liabilities                     3,639        -             -          3,639

Accrued EPA costs                                 923        -             -            923
                                            ---------  -------      --------       --------
  Total liabilities                             4,562        -             -          4,562
                                            ---------  -------      --------       --------

Stockholders' equity:
 Preferred stock                                    -                      -              -
 Common stock                                     389                                   389
 Additional paid-in capital                    16,583                      -         16,583
 Retained earnings                              6,023                    730   (3)    6,753
 Treasury stock                                (9,141)                     -         (9,141)
                                            ---------               --------       --------
  Total stockholders' equity                   13,854                      -         14,584
                                            ---------               --------       --------
                                            $  18,416               $      -       $ 19,146
                                            =========               ========       ========

(1)  Reflects an increase in cash as a result of the sale, as follows:

          Cash sale price                      $3,500,000
          Less management bonuses                 150,000
          Less estimated transactions costs       150,000
                                               ----------
                                               $3,200,000
                                               ==========

(2)  Reflects deferred taxes associated with the gain on the sale.

(3) Represents estimated gain as a result of the sale calculated based on the following assumptions:

          Cash sale price                      $3,500,000
          Less net book value of assets sold    2,070,000
          Less management bonuses                 150,000
          Less estimated transactions costs       150,000
          Less estimated tax expenses             400,000
                                               ----------
          Estimated net gain                   $  730,000
                                               ==========

     (c)  Exhibits

          2.1 Asset Purchase Agreement by and among Cabo Shepherd, Inc., Cabo Travis, Inc., American Food Classics, Inc., BFX Hospitality Group, Inc. and Cabo Restaurants, LP, dated as of September 25, 2000.

                              BFX HOSPITALITY GROUP, INC.



Dated: September 25, 2000        By:         /s/ Robert Korman
                                    --------------------------
                                    Robert Korman, Vice President and Chief
                                    Financial Officer